SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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WILSHIRE ENTERPRISES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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WILSHIRE ENTERPRISES, INC.
1 GATEWAY CENTER
NEWARK, NEW JERSEY 07102

September 10, 2008

PROXY STATEMENT SUPPLEMENT

Dear Wilshire Enterprises Stockholder:

On or about August 5, 2008, we mailed to you a definitive proxy statement relating to a special meeting of stockholders of Wilshire Enterprises, Inc. (the “Company” or “Wilshire”) to be held at the offices of Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey at 11:30 A.M. on Wednesday, September 17, 2008 for the purpose of voting on the adoption of a merger agreement pursuant to which a wholly-owned subsidiary of NWJ Apartment Holdings Corp., an affiliate of NWJ Companies, will be merged with and into Wilshire, for a merger consideration of $3.88 per share in cash, without interest.

On August 8, 2008, a complaint was filed in the Chancery Court of New Jersey, General Equity, in Essex County, by Pennsylvania Avenue Funds as plaintiff individually and on behalf of the public stockholders of Wilshire in connection with the proposed merger described in the merger agreement. Wilshire, its directors, NWJ Apartment Holdings Corp. and NWJ Acquisition Corp. are named as defendants. The complaint alleges, among other things, three causes of action: (i) breach of fiduciary duty by the directors as a result of their alleged failure to maximize shareholder value, (ii) breach of fiduciary duty by the directors as a result of their alleged failure to disclose to Wilshire's stockholders all information material to the stockholders' decision about the merger and (iii) aiding and abetting by the NWJ entities of the directors’ alleged breach of fiduciary duties. The complaint seeks, among other things, certification of the litigation as a class action, for plaintiff to be appointed class representative, preliminary and permanent injunctive relief against the proposed transaction, an accounting, costs, disbursements and attorneys’ fees and such other relief as the Court determines appropriate.

Solely to avoid the costs, risks and uncertainties inherent in litigation and to allow stockholders to vote on the proposal to adopt the merger agreement at the scheduled meeting, Wilshire and the other defendants have entered into a memorandum of understanding with plaintiff's counsel (which we refer to as the “Memorandum of Understanding”) pursuant to which Wilshire, the other named defendants and the plaintiff have agreed to settle the above-mentioned lawsuit subject to court approval. If the court approves the settlement, the lawsuit will be dismissed with prejudice.

In the Memorandum of Understanding, Wilshire agreed to provide certain additional information to stockholders through the transmission of this proxy statement supplement to Wilshire's stockholders. Without admitting in any way that the disclosures below are material or otherwise required by law, Wilshire makes the following supplemental disclosures:

Under the caption “BACKGROUND TO THE PROPOSAL RELATING TO THE MERGER”, our proxy statement is supplemented as follows:

Additional Information Regarding the Potential Investors and the Preliminary Offers

As discussed in our proxy statement, in June 2007, at the direction of our board of directors, Friedman, Billings, Ramsey & Co., Inc., or FBR, contacted 91 parties, consisting of 46 strategic buyers and 45 financial buyers, to determine their potential interest in acquiring Wilshire. In addition, FBR responded to inquiries received from other parties following Wilshire’s public announcement that it was exploring strategic alternatives. The 31 parties that expressed interest during this process and executed a confidentiality agreement received an information memorandum prepared by FBR and management of Wilshire concerning the potential sale or merger of Wilshire.

As discussed in our proxy statement, a telephonic meeting of our board of directors was held on July 5, 2007 to review and discuss the preliminary bids submitted to FBR by potential buyers. The preliminary non-binding offers ranged from $3.40 per share to $6.35 per share in cash, although many of the preliminary offers contained substantial contingencies and conditions and the offers at the higher end of the range did not address certain financial terms, such as closing and defeasance costs, among other things. After full discussion of the offers, our board of directors authorized FBR to invite three of the bidders, including NWJ, into a

“second round” of due diligence and to ask those parties to provide “best and final” bids, as well as comments to a draft merger agreement prepared by us, to FBR by July 27, 2007. Following this meeting, FBR conveyed the board’s instructions to the three parties and undertook further discussions with these parties.

Additional Information Regarding the Go Shop Period

As discussed in our proxy statement, under the terms of the merger agreement, Wilshire had the right to initiate, solicit and encourage alternative acquisition proposals during a so-called “go shop” period that ran from June 16, 2008 to July 16, 2008. The existence of this go shop period was publicly disclosed in the press release that we issued on June 16, 2008 announcing the signing of the merger agreement. Furthermore, the details of the go shop process were described in the merger agreement, the text of which was publicly disclosed in our Current Report on Form 8-K filed with the SEC on June 16, 2008. During the go shop period, FBR contacted approximately 20 financial buyers and 31 strategic buyers (37 of which were among the potential buyers that FBR had originally contacted and 21 of which had previously expressed interest and executed a confidentiality agreement) to solicit their interest in a possible alternative transaction. As mentioned in the proxy statement, none of the parties contacted submitted an acquisition proposal during the go shop period.

Additional Disclosure Regarding Our Board's Deliberations

As discussed in our proxy statement, we were unable to reach agreement with a prior bidder regarding the terms of a definitive merger agreement by the time that the prior bidder's exclusivity agreement terminated in October 2007. Although the prior bidder agreed to structure the transaction as a merger and not as a sale of assets, the detailed conditions of closing sought by the prior bidder were perceived by our negotiating team to be more consistent with the purchase of specific assets from a private company than with the acquisition of a public company by means of a merger agreement. Our negotiators believed that the level of detail sought by the prior bidder increased our risk during the period between the signing of the merger agreement and the closing.

Under the caption “PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT PURSUANT TO WHICH A WHOLLY-OWNED SUBSIDIARY OF NWJ WILL MERGE WITH AND INTO WILSHIRE FOR A MERGER CONSIDERATION TO THE STOCKHOLDERS OF WILSHIRE OF $3.88 PER SHARE IN CASH — Opinion of Financial Advisor”, our proxy statement is supplemented as follows:

Additional Information Regarding the Comparable Precedent Transactions Analysis

One of the analyses performed by FBR in connection with rendering its opinion to our board of directors was a comparable precedent transactions analysis. FBR reviewed publicly available information with respect to transactions having a transaction value of less than $2.0 billion within the publicly traded multifamily sector that were announced from December 2005 to June 2007. The following three transactions met this criteria:

Target	Acquirer
America First Apartment Investors	Sentinel Real Estate
BNP Residential Properties	Babcock & Brown Lmtd.
Town & Country	Morgan Stanley, Onex, Sawyer Realty

Additional Disclosure Regarding the Net Asset Value Analysis

Another analysis performed by FBR in connection with rendering its opinion to our board of directors was a net asset value analysis. As discussed in our proxy statement, FBR calculated net asset values per common share for our company utilizing both a comparable portfolio transaction method and a private market transaction method.

Portfolio Transaction.  Using information provided by our management and publicly available information with respect to the following two portfolio transactions within the multifamily sector that occurred between January 2008 and March 2008, FBR calculated net asset value per common share for our company.

Seller	Acquiror	Reported Capitalization Rate
Associated Estates	Private Buyer	7.0%
UDR, Inc.	DRA Advisors	6.56%

FBR applied the high, mean and low capitalization rates for the comparable portfolio transactions to the net operating income of our multifamily assets calculated on a cash basis for the period from May 1, 2007 through April 30, 2008, after assumed capital expenditure reserves. FBR added to this calculation estimated values of our other assets, including an implied value for our office assets determined by applying capitalization rates ranging from 6.9% to 7.8% to our office properties based on comparable buildings based on data from Real Capital Analytics. FBR estimated a value for our non-income producing assets based upon several factors, including historical offers from third parties, recent comparable sales, comparable broker listings and other factors. FBR then subtracted from such gross asset values all debt and assumed sales commissions, a discount factor of 87.0% based on an assumed time period to sell the portfolio and assumed cost of capital, taxes, estimated negative cash from operations and defeasance costs, which would be incurred assuming a portfolio sale of assets. FBR calculated the implied net asset value per share by dividing the calculated aggregate net asset value by the number of shares of our common stock outstanding as of March 31, 2008, including the dilutive effect of options at the implied stock price. Based on these assumptions, this portfolio net asset value analysis implied a range of value for our common stock of $2.94 to $3.59 per share as shown in the table below.

Capitalization Rate	Implied per Share Value
7.0%	$ 2.94
6.78%	$3.25
6.56%	$3.59

Asset Transaction.  FBR also calculated a net asset value for our company by calculating the value of each property with positive net operating income in our portfolio, based upon information for certain private market transactions involving the sale of individual comparable properties, in the multifamily and office segments, based upon data from Real Capital Analytics. In determining comparable properties, FBR considered many factors, including the location, age and size of the properties. FBR utilized capitalization rates ranging from 5.9% to 8.5% for our multifamily properties, and capitalization rates of 6.9% to 7.8% for our office properties.

FBR applied a range of capitalization rates derived from the comparable private market transactions to the net operating income of our multifamily and office assets calculated for the twelve month period ended April 30, 2008. FBR added to this calculation estimated values for our non-income producing properties based upon several factors, including historical offers from third parties, recent comparable sales, comparable broker listings and other factors. FBR then subtracted from such gross asset values all debt and assumed sales commissions, a discount factor of 87.0% based on an assumed time period to sell the portfolio, an assumed cost of capital, taxes, estimated negative cash from operations and defeasance costs, which would be incurred assuming a liquidation of assets. FBR calculated the implied net asset value per share by dividing the calculated aggregate net asset values by the number of shares of our common stock outstanding as of March 31, 2008, including the dilutive effect of options at the implied per share value. Based on these assumptions, this net asset value analysis implied a range of value for our common stock of $3.57 to $4.23 per share.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

This proxy statement supplement, and the documents to which we refer you in this proxy statement supplement, contain forward-looking statements based on estimates and assumptions. Forward-looking statements include information concerning possible or assumed future results of operations of Wilshire, the expected completion and timing of the merger, and other information relating to the merger and the related financing. Forward-looking statements typically are made in statements containing the words “believes,” “plans,” “expects,” “anticipates,” “intends,” “estimates” or other similar expressions. For each of these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on the business or operations of Wilshire. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to update or revise any forward-looking statements made in this proxy statement supplement or elsewhere as a result of new information, future events or otherwise. There are many factors that may cause actual results to differ materially from those contemplated by our forward-looking statements, including the factors disclosed by us under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007 and under the caption “Risk Factors Related to the Merger” presented in our proxy statement.

FURTHER INFORMATION

If you have questions about the special meeting, the merger or the merger agreement or if you need additional copies of the proxy statement, the proxy card or this proxy statement supplement, you should contact:

Francis J. Elenio, Secretary
Wilshire Enterprises, Inc.
1 Gateway Center
Newark, New Jersey 07102
Phone: 201-420-2796
Fax: 201-420-6012
Email: feleniowilshirewoc.com

You may also contact our proxy solicitation agent, The Altman Group, toll free at 800-398-3191. If your broker holds your shares, you should call your broker for additional information.

*****

Our board of directors has approved the merger agreement and the merger and has determined that the merger agreement and the merger are fair to, and in the best interest of, Wilshire and our stockholders. Our board of directors continues to recommend that our stockholders vote “FOR” the adoption of the merger agreement and “FOR” the adjournment of the special meeting, if necessary, to solicit additional proxies, as described in our proxy statement.

We hope that you will attend the special meeting, and look forward to your presence. With respect to the steps to be taken to vote your shares:

•	If you have already voted, you are not required to take any further action. If you have already voted but wish to change your vote, you may do so by following the directions provided in our proxy statement.
•	If you have not yet voted your shares, EVEN IF YOU PLAN TO ATTEND, YOU ARE URGED TO EITHER SUBMIT A PROXY FOR YOUR SHARES ELECTRONICALLY ON THE INTERNET, BY TELEPHONE OR BY COMPLETING, SIGNING AND RETURNING THE WHITE PROXY CARD. If you wish to change your vote or vote differently in person, your proxy may be revoked at any time prior to the time it is voted at the special meeting.

/s/ S. Wilzig Izak
S. WILZIG IZAK
Chairman of the Board

Dated: September 10, 2008